Commitments and contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

Note 17 – Commitments and contingencies

Contingencies

From time to time, the Company is party to certain legal proceedings, as well as certain asserted and un-asserted claims. Amounts accrued, as well as the total amount of reasonably possible losses with respect to such matters, individually and in the aggregate, are not deemed to be material to the consolidated financial statements.

On July 20, 2012, Infobird Anhui signed a leasing agreement with Hefei Shushan Economic Development District Management Committee (the “Plaintiff”) to lease certain properties in the industry park managed by the Plaintiff. A supplemental agreement was subsequently signed on August 6, 2012 which amended the term of the lease and provided certain incentives and subsidies to Infobird Anhui. In June 2019, the Plaintiff filed a lawsuit in Shushan District People’s Court against Infobird Anhui claiming the incentives and subsidy provided to Infobird Anhui was indeed a loan and Infobird Anhui was in default of loan contract of approximately $0.9 million (RMB 6,400,000). On August 1, 2019, Shushan District People’s Court issued a civil judgment against the Plaintiff. The Plaintiff subsequently filed an appeal in Anhui Province Hefei City Intermediary People’s Court. The Court ruled against the Plaintiff on December 3, 2019. The case was concluded and no contingent loss was recorded on the Company’s financial statements.

Variable interest entity structure

In the opinion of management, (i) the corporate structure of the Company is in compliance with existing PRC laws and regulations; (ii) the Contractual Arrangements are valid and binding, and do not result in any violation of PRC laws or regulations currently in effect; and (iii) the business operations of Infobird WFOE and the VIEs are in compliance with existing PRC laws and regulations in all material respects.

However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Accordingly, the Company cannot be assured that PRC regulatory authorities will not ultimately take a contrary view to the foregoing opinion of its management. If the current corporate structure of the Company or the Contractual Arrangements is found to be in violation of any existing or future PRC laws and regulations, the Company may be required to restructure its corporate structure and operations in the PRC to comply with changing and new PRC laws and regulations. In the opinion of management, the likelihood of loss in respect of the Company’s current corporate structure or the Contractual Arrangements is remote based on current facts and circumstances.

COVID-19

In March 2020, the World Health Organization declared COVID-19 a pandemic. The pandemic has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and elsewhere. Given the rapidly expanding nature of the COVID-19 pandemic, and because substantially all of the Company’s business operations and workforce are concentrated in China, the Company’s business, results of operations, and financial condition have been adversely affected for the year ended December 31, 2021. The impact of COVID-19 on the macroeconomic outlook of China and any business disruption due to further resurgence of COVID-19 may have adverse financial impacts for the Company beyond 2021 and cannot be reasonably estimated at this time.